ACUERDO DE ENTENDIMIENTO

Conste por el presente el Acuerdo de Entendimiento (en adelante MOU), celebrado conforme se menciona al final de este documento, entre:

- **STRATOS DEL PERU S.A.C.** (en adelante "**STRATOS**", identificado con RUC 20515769774, con oficinas en Av. Canaval y Moreyra N° 380, 4º piso, San Isidro, Lima, representada por el Sr. Luis Humberto Goyzueta Angobaldo, identificado con DNI No. 10609920;

- **PETROX S.A.C.** (en adelante "**PETROX**"), identificado con RUC 20430783484, con oficinas en Calle Bolívar , Office 304, Miraflores, Lima, representada por el Sr. Marcos Duharte Mata, identificado con DNI No. 07878480;

A efectos de este MOU, **STRATOS** y **PETROX** son en adelante, de manera individual o colectiva, referidos como la parte o las partes.

PRIMERA: ANTECEDENTES

1.1 STRATOS desea distribuir y suministrar etanol (en adelante ETANOL) en la República del Perú (en adelante el "Territorio"), para lo cual necesita una empresa válidamente constituida que cuente con las autorizaciones requeridas por la Ley Peruana para comercializar tal producto en el Territorio.

1.2 PETROX es una empresa creada para comercializar, distribuir y suministrar diversas clases de

MEMORANDUM OF UNDERSTANDING

Witnesseth hereby the Memorandum of Understanding (hereinafter the MOU) executed as described at the end of this MOU, by and between:

- **STRATOS DEL PERU S.A.C.** (hereinafter "**STRATOS**", identified by Tax ID Number (RUC) 20515769774, with registered office at Av. Canaval y Moreyra N° 380, 4th floor, San Isidro, Lima, acting by and through Mr. Luis Humberto Goyzueta Angobaldo, identified by National Identity Card (DNI) No. 10609920;

- **PETROX S.A.C.** (hereinafter "**PETROX**"), identified by Tax ID Number (RUC) 20430783484, with registered office at Calle Bolívar , Office 304, Miraflores, Lima, acting by and through Mr. Marcos Duharte Mata, identified by National Identity Card (DNI) No. 07878480;

For purposes of this MOU, **STRATOS** and **PETROX** are hereinafter individually referred to as the "party" and collectively referred to as the "parties".

FIRST: BACKGROUNDS

1.1 STRATOS desires to distribute and supplies ethanol (hereinafter ETHANOL) in the Republic of Peru (hereinafter the "Territory"), to which end it needs a legal entity that has been granted all the authorizations required by the Peruvian law to trade such products in the Territory.

1.2 PETROX is a company created to trade, distribute and supplies any kind of products according to the Peruvian laws, being able to commercialize ETHANOL in the

productos, de acuerdo a la Ley Peruana, estando facultada a comercializar ETANOL en el Territorio.

Territory.

SEGUNDA: OBJETO

Ambas partes se comprometen a negociar la firma de un contrato de distribución (en adelante el CONTRATO), por el cual PETROX sea designado como el distribuidor de STRATOS en el Territorio, en los términos aquí establecidos y especialmente, aquellos términos establecidos en el CONTRATO.

SECOND: PURPOSE

Both parties compromises to each other to negotiate the signing of a distributorship agreement (hereinafter the "**CONTRACT**"), by means of which PETROX will be appointed as STRATOS distributor in the Territory in the terms hereby established, and, specially, in those terms established in the CONTRACT.

TERCERA: VOLUMEN

En caso el CONTRATO sea firmado, las partes acuerdan que establecerán el volumen correspondiente de distribución en la oportunidad que sea requerido por PETROX, lo cual será acordado por ambas partes.

De manera referencial, señalan que el volumen de distribución será de 10,000 galones de ETANOL por día.

THIRD: VOLUME

In case the CONTRACT is duly sign, the parties agree that they will establish the correspondent volume of distribution in any opportunity required by PETROX, which will be agreed by both parties.

So referential, agree that the volume of distribution will be 10,000 gallons per day of ETHANOL.

CUARTA: DURACION

Este MOU sera valido y ejecutable par alas partes por un periodo de sesenta (60) días calendario, desde la fecha de firma de este documento.

El plazo antes mencionado puede ser extendido si así lo acuerdan las partes.

FOURTH: DURATION

This MOU will be binding and enforceable to all parties for a sixty (60) calendar day period. This term will begin upon the date this document is duly signed by both parties.

The above-mentioned date can be extended if all parties agree.

QUINTA: CALIDAD

La calidad de ETANOL deberá cumplir con las normas técnicas aplicables.

FIFTH: QUALITY

The quality of ETHANOL shall comply with the established quality in technical applicable laws.

SEXTA: PRECIO Y FORMA DE PAGO

Las partes acuerdan establecer un precio aplicable al ETANOL para el CONTRATO de manera referencial en una suma de US$ 2.00 (DOS DOLARES) por galón de ETANOL.

SEPTIMA: CONFIDENCIALIDAD

Las partes se comprometen expresamente a mantener en la mas absoluta confidencialidad respecto de la existencia y contenido de este CONTRATO y de toda la información obtenida por cualquiera de las partes sobre ambas empresas, así como la elaboración de los términos acordados, actos y contratos, incluyendo borradores y documentos de trabajo, hayan sido o no especificados en este acuerdo. En tal sentido, las partes se comprometen a mantener dicha información de manera secreta y a no revelar a ningún tercero, ni permitir que tengan acceso a la misma, sin el consentimiento escrito de la otra parte.

OCTAVA: LEY APLICABLE, DOMICILIO Y JURISDICCION

8.1 Este MOU y el CONTRATO es y será regido por las leyes de la República del Perú.

8.2 Las partes designan como sus domicilios los especificados en la introducción de este documento. Cualquiera de las partes puede modificar su domiclio para lo cual deberá noficiar a la otra parte por escrito. El cambio de domiclio solo tendrá efecto dentro de los cinco (5) días siguientes a la recepción de la carta.

8.3 Las partes acuerdan solucionar de manera directa y amigable cualquier controversia derivada de este MOU y

SIXTH: PRICE AND PAYMENT

The parties agree to establish ETHANOL prices applicable for the CONTRACT in a reference way, in an amount of US$ 2.00 (TWO DOLLARS) per gallon of ETHANOL.

SEVENTH: CONFIDENTIALITY

The Parties expressly commit themselves to keep the most absolute confidentiality in respect of the existence and content of this agreement and of the CONTRACT and of all the business information furnished by any of the Parties to the other one, as well as for the performance of the related terms, acts and contracts, including drafts and working documents, whether or not they have been specified in this agreement. Therefore, the Parties commit themselves to keep said information secret and not furnish or disclose it, nor allow any third party to have access to it, without the consent in writing of the other Party.

EIGHT: APPLICABLE LAW, DOMICILE AND JURISDICTION

8.1 This MOU and the CONTRACT is and will be governed by the laws of Republic of Peru.

8.2 The parties designate as their domiciles those specified in the introduction hereof. Either of the parties may change its address, for which purpose it must notify this change in writing to all the other parties. The change of address shall only take effect within five (5) business days following receipt of the relevant written notice by the last party who is notified of such change of address.

8.3 The parties agree to settle, through a

del CONTRATO, incluidas aquellas relativas a la nulidad, invalidez o anulabilidad o aquellas referidas a su interpretación. De no ser possible, las partes se someten a la jurisdicción de los Jueces de la República del Perú, distrito judicial de Lima-Cercado.

direct and friendly agreement, any and all the controversies or disputes arising out of this MOU and from the CONTRACT, including those related to the nullity, invalidity or voidability thereof or those referring to the interpretation thereof. If this is not possible, the parties hereby submit to the jurisdiction of the Republic of Peru, Lima - Cercado courts.

Signed in Lima, Peru, in two (2) counterparts of the same tenor, on September 19th, 2007.

Signed in Lima, Peru, in two (2) counterparts of the same tenor, on September 19th, 2007.